UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-490

Oppenheimer Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  December 31

Date of reporting period:  6/30/2016

Item 1.  Reports to Stockholders.

Semiannual Report 6/30/2016

OppenheimerFunds®
The Right Way
to Invest

# Oppenheimer
# Equity Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
6-Month	-2.64%	-8.23%	3.84%	3.74%
1-Year	-5.25	-10.70	3.99	2.93
5-Year	8.25	6.98	12.10	11.88
10-Year	5.35	4.73	7.42	7.51

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER EQUITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -2.64% during the reporting period. On a relative basis, the Fund underperformed the Russell 1000 Index (the “Index”), which returned 3.74% during the same period. The Fund’s underperformance stemmed primarily from weaker relative stock selection in the health care, financials, information technology and consumer staples sectors. The Fund outperformed the Index within the energy sector, where stock selection and an overweight position benefited.

MARKET OVERVIEW

The first half of 2016 was a volatile time for global equity markets. China’s slowing economy, falling crude oil prices, and the aggressive interest rate hike path indicated by the Federal Reserve (the “Fed”) in its December 2015 communication, contributed to a tumultuous environment. March saw a temporary relief rally as communication from the Fed turned more accommodative in light of this weak start to the year. Oil prices and commodities started to pick up, but continued to experience volatility through the close of the reporting period. However, unanswered questions, including how quickly the Fed would raise interest rates and whether Britain would decide to exit the E.U. on its June 23 vote, made for an uncertain period. The U.K. surprised the markets by ultimately deciding to exit the E.U. As a result, markets dropped sharply and remained volatile through the reporting period’s end.

FUND REVIEW

Top contributors to the Fund’s performance this period included Edison International, NVIDIA Corp. and UnitedHealth Group, Inc.

Edison International generates and distributes electric power through its subsidiaries, and also invests in energy services and technologies. Companies in the utilities sector such as Edison International are defensive companies that can benefit from a low-rate environment. As such, the stock fared well this reporting period. NVIDIA Corp., a visual computing company that develops graphics chips for use in PCs, mobile devices, servers, automobiles and supercomputers, reported revenue above consensus over the first quarter of its fiscal year and guided second quarter revenue ahead of consensus expectations driven by broad-based growth. We believe the company is positioned to benefit from growth opportunities across all four key platforms, with a particularly strong competitive position in the gaming market. UnitedHealth is a diversified health care company that reported better than expected earnings in the first quarter, and raised guidance for the full year. Its health-services unit, Optum, continued to perform well with strong revenue growth. The company also benefited from its acquisition of

3 OPPENHEIMER EQUITY FUND

pharmacy-benefits manager Catamaran Corp., which closed in July 2015.

Detractors from performance included Allergan plc, Valeant Pharmaceuticals International, Inc. and LinkedIn Corp. Allergan, formerly known as Actavis, is a specialty pharmaceuticals manufacturer that markets branded drugs for patients suffering from diseases principally in the eye care, neuroscience, medical aesthetics/dermatology, women’s health and gastroenterology categories. In November 2015, the company announced that it was merging with Pfizer to create a global pharmaceuticals company, and expected the deal to close in the second half of 2016. The merger was called off in early April after unprecedented actions by the U.S. Treasury department made the economics of the transaction unattractive, leading to a decline in share price. Valeant Pharmaceuticals International said it is under investigation by the U.S. Securities and Exchange Commission in a previously undisclosed probe, in addition to its delayed financial results. We have since sold our position. Early in the reporting period,

Laton Spahr, CFA Portfolio Manager

LinkedIn, the largest professional networking website, reported better-than-expected earnings for its most recent quarter but warned that revenue would fall short of what analysts had projected for 2016. It also said it was discontinuing a new online advertising system that had not worked out. Shares of LinkedIn rallied in June 2016 after Microsoft announced it would acquire the company, but not enough to offset the losses over the first half of the period.

STRATEGY & OUTLOOK

We remain focused on our investment strategy. We seek to help mitigate the risks of short-term market volatility and allow investors to experience gains in rising markets. The Fund draws upon OppenheimerFunds’ Growth and Value investment teams to blend growth and value investing in a single portfolio, offering the potential advantages of both investment styles regardless of which one is currently in favor. We generally take a long-term view, seeking to construct a portfolio of larger, well-established companies that is diversified across market sectors and industries.

Michael Kotlarz Portfolio Manager

4 OPPENHEIMER EQUITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	3.1%
Broadcom Ltd.	2.3
JPMorgan Chase & Co.	2.2
Allergan plc	2.1
PayPal Holdings, Inc.	2.0
Apple, Inc.	2.0
UnitedHealth Group, Inc.	1.9
Pfizer, Inc.	1.8
Danaher Corp.	1.8
Oracle Corp.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Pharmaceuticals	6.8%
Oil, Gas & Consumable Fuels	6.7
Software	6.6
Semiconductors & Semiconductor Equipment	5.6
Internet Software & Services	5.0
IT Services	4.5
Commercial Banks	4.1
Food & Staples Retailing	3.4
Biotechnology	3.2
Health Care Providers & Services	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of common stocks.

5 OPPENHEIMER EQUITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	-2.64%	-5.25%	8.25%	5.35%
Class B (OEQBX)	5/3/93	-3.06	-6.01	7.29	4.76
Class C (OEQCX)	8/29/95	-3.06	-6.01	7.33	4.42
Class R (OEQNX)	3/1/01	-2.85	-5.52	7.86	4.94
Class Y (OEQYX)	6/1/94	-2.56	-5.05	8.43	5.52

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	-8.23%	-10.70%	6.98%	4.73%
Class B (OEQBX)	5/3/93	-7.91	-10.27	6.99	4.76
Class C (OEQCX)	8/29/95	-4.03	-6.86	7.33	4.42
Class R (OEQNX)	3/1/01	-2.85	-5.52	7.86	4.94
Class Y (OEQYX)	6/1/94	-2.56	-5.05	8.43	5.52

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Russell 1000 Index is an index that is a widely used measure of domestic, large-cap stock performance, and is made up of the top 1,000 stocks in the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for

6 OPPENHEIMER EQUITY FUND

illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER EQUITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER EQUITY FUND

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Class A	$ 1,000.00	$ 973.60	$ 4.87
Class B	1,000.00	969.40	8.85
Class C	1,000.00	969.40	8.80
Class R	1,000.00	971.50	6.34
Class Y	1,000.00	974.40	3.89

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.94	4.98
Class B	1,000.00	1,015.91	9.06
Class C	1,000.00	1,015.96	9.01
Class R	1,000.00	1,018.45	6.49
Class Y	1,000.00	1,020.93	3.98

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Class A	0.99%
Class B	1.80
Class C	1.79
Class R	1.29
Class Y	0.79

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9 OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value
Common Stocks—98.2%
Consumer Discretionary—13.1%
Auto Components—1.1%
Johnson Controls, Inc.	361,863	$16,016,056

Automobiles—0.0%
Ford Motor Co.	8,280	104,079

Hotels, Restaurants & Leisure—2.0%
Carnival Corp.	244,270	10,796,734
McDonald’s Corp.	85,790	10,323,968
Starbucks Corp.	139,880	7,989,946
		29,110,648

Household Durables—1.5%
Lennar Corp., Cl. A	150,950	6,958,795
Whirlpool Corp.	85,140	14,187,730
		21,146,525

Internet & Catalog Retail—1.6%
Amazon.com, Inc.[1]	29,683	21,241,749
Netflix, Inc.[1]	17,040	1,558,819
		22,800,568

Leisure Products—0.6%
Hasbro, Inc.	101,140	8,494,749

Media—2.7%
CBS Corp., Cl. B	98,650	5,370,506
Comcast Corp., Cl. A	159,720	10,412,147
DISH Network Corp., Cl. A1	107,540	5,635,096
Walt Disney Co. (The)	181,360	17,740,635
		39,158,384

Multiline Retail—0.3%
Dollar Tree, Inc.[1]	43,590	4,107,922
Macy’s, Inc.	4,510	151,581
		4,259,503

Specialty Retail—2.1%
Home Depot, Inc. (The)	94,260	12,036,059
O’Reilly Automotive, Inc.[1]	26,570	7,203,127
TJX Cos., Inc. (The)	137,490	10,618,353
		29,857,539

Textiles, Apparel & Luxury Goods—1.2%
Coach, Inc.	214,760	8,749,322
NIKE, Inc., Cl. B	151,230	8,347,896
		17,097,218

	Shares	Value
Consumer Staples—7.7%
Beverages—2.6%
Coca-Cola Co. (The)	200,090	$9,070,080
Constellation Brands, Inc., Cl. A	32,680	5,405,272
Dr Pepper Snapple Group, Inc.	81,600	7,885,008
Molson Coors Brewing Co., Cl. B	80,800	8,171,304
PepsiCo, Inc.	67,007	7,098,721
		37,630,385

Food & Staples Retailing—3.4%
Costco Wholesale Corp.	35,840	5,628,314
CVS Health Corp.	109,080	10,443,319
Walgreens Boots Alliance, Inc.	175,920	14,648,858
Wal-Mart Stores, Inc.	243,180	17,757,004
		48,477,495

Food Products—0.6%
ConAgra Foods, Inc.	90,230	4,313,896
Hershey Co. (The)	36,850	4,182,107
		8,496,003

Household Products—1.1%
Procter & Gamble Co. (The)	197,820	16,749,419

Energy—7.8%
Energy Equipment & Services—1.1%
Halliburton Co.	169,199	7,663,023
Schlumberger Ltd.	98,023	7,751,659
		15,414,682

Oil, Gas & Consumable Fuels—6.7% Anadarko Petroleum Corp.	155,886	8,300,929
Apache Corp.	144,486	8,043,536
BP plc, Sponsored ADR	314,586	11,170,949
Chevron Corp.	68,710	7,202,869
ConocoPhillips	173,151	7,549,384
Enbridge, Inc.	224,788	9,522,020
EOG Resources, Inc.	101,782	8,490,654
Newfield Exploration Co.[1]	106,792	4,718,071
Phillips 66	80,425	6,380,919
Pioneer Natural Resources Co.	39,548	5,980,053

10 OPPENHEIMER EQUITY FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Suncor Energy, Inc.	680,480	$18,869,710
		96,229,094

Financials—12.1%
Capital Markets—1.0%
BlackRock, Inc., Cl. A	21,540	7,378,097
Charles Schwab Corp. (The)	59,220	1,498,858
T. Rowe Price Group, Inc.	64,560	4,710,943
		13,587,898

Commercial Banks—4.1%
Bank of America Corp.	1,691,840	22,450,717
Citigroup, Inc.	133,980	5,679,412
JPMorgan Chase & Co.	499,280	31,025,259
		59,155,388

Consumer Finance—2.4%
Ally Financial, Inc.[1]	1,371,210	23,406,555
Synchrony Financial[1]	411,680	10,407,270
		33,813,825

Diversified Financial Services—0.6%
Intercontinental Exchange, Inc.	22,300	5,707,908
Nasdaq, Inc.	47,550	3,075,059
		8,782,967

Insurance—2.2%
American International Group, Inc.	385,960	20,413,424
Aon plc	102,250	11,168,768
Genworth Financial, Inc., Cl. A1	61,880	159,650
		31,741,842

Real Estate Investment Trusts (REITs)—1.8%
Crown Castle International Corp.	101,410	10,286,016
Digital Realty Trust, Inc.	80,270	8,748,627
Public Storage	28,869	7,378,628
		26,413,271

Health Care—15.6%
Biotechnology—3.2%
Amgen, Inc.	34,700	5,279,605
Biogen, Inc.[1]	71,780	17,357,840
Celgene Corp.[1]	62,996	6,213,295

	Shares	Value
Biotechnology (Continued)
Gilead Sciences, Inc.	84,620	$7,059,000
Regeneron Pharmaceuticals, Inc.[1]	6,260	2,186,180
Vertex Pharmaceuticals, Inc.[1]	89,375	7,688,037
		45,783,957

Health Care Equipment & Supplies—1.9%
Baxter International, Inc.	174,550	7,893,151
Medtronic plc	88,060	7,640,966
Zimmer Biomet Holdings, Inc.	91,970	11,071,349
		26,605,466

Health Care Providers & Services—3.1%
Cardinal Health, Inc.	85,210	6,647,232
HCA Holdings, Inc.[1]	43,182	3,325,446
Laboratory Corp. of America Holdings[1]	60,110	7,830,530
UnitedHealth Group, Inc.	193,917	27,381,080
		45,184,288

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	58,080	8,581,901

Pharmaceuticals—6.8%
Allergan plc[1]	129,650	29,960,819
Bristol-Myers Squibb Co.	213,610	15,711,015
Eli Lilly & Co.	119,560	9,415,350
Pfizer, Inc.	750,020	26,408,204
Teva Pharmaceutical Industries Ltd., Sponsored ADR	320,103	16,078,774
		97,574,162

Industrials—10.1%
Aerospace & Defense—1.1%
Lockheed Martin Corp.	41,730	10,356,134
United Technologies Corp.	54,650	5,604,358
		15,960,492

Air Freight & Couriers—0.6%
FedEx Corp.	23,120	3,509,153
XPO Logistics, Inc.[1]	214,460	5,631,720
		9,140,873

11 OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Airlines—0.4%
Delta Air Lines, Inc.	140,680	$5,124,972

Building Products—0.6%
A.O. Smith Corp.	47,360	4,172,889
Allegion plc	63,083	4,379,853
		8,552,742

Commercial Services & Supplies—0.3%
Waste Management, Inc.	67,430	4,468,586

Electrical Equipment—1.6%
Acuity Brands, Inc.	21,220	5,261,711
Eaton Corp. plc	235,989	14,095,623
Rockwell Automation, Inc.	37,010	4,249,488
		23,606,822

Industrial Conglomerates—1.8%
Danaher Corp.	253,004	25,553,404

Machinery—1.8%
Caterpillar, Inc.	46,070	3,492,567
Ingersoll-Rand plc	96,030	6,115,190
Parker-Hannifin Corp.	78,694	8,502,887
Stanley Black & Decker, Inc.	35,710	3,971,666
Wabtec Corp.	47,850	3,360,506
		25,442,816

Professional Services—1.2%
Nielsen Holdings plc	317,250	16,487,483

Road & Rail—0.7%
Canadian Pacific Railway Ltd.	29,100	3,747,789
CSX Corp.	9,100	237,328
J.B. Hunt Transport Services, Inc.	83,200	6,733,376
		10,718,493

Information Technology—25.7%
Electronic Equipment, Instruments, & Components—1.3%
Corning, Inc.	488,190	9,998,131
TE Connectivity Ltd.	149,450	8,535,090
		18,533,221

Internet Software & Services—5.0%
Alphabet, Inc., Cl. A1	62,290	43,822,884
Alphabet, Inc., Cl. C1	12,450	8,616,645

	Shares	Value
Internet Software & Services (Continued)
Facebook, Inc., Cl. A1	121,470	$13,881,591
LinkedIn Corp., Cl. A1	29,800	5,639,650
		71,960,770

IT Services—4.5%
First Data Corp., Cl. A1	792,800	8,776,296
MasterCard, Inc., Cl. A	210,690	18,553,361
PayPal Holdings, Inc.[1]	799,490	29,189,380
Visa, Inc., Cl. A	113,940	8,450,930
		64,969,967

Semiconductors & Semiconductor Equipment—5.6%
Broadcom Ltd.	216,462	33,638,195
Microchip Technology, Inc.	142,870	7,252,081
Micron Technology, Inc.[1]	131,779	1,813,279
NVIDIA Corp.	291,360	13,696,834
NXP Semiconductors NV1	72,500	5,679,650
Texas Instruments, Inc.	281,210	17,617,806
		79,697,845

Software—6.6%
Activision Blizzard, Inc.	568,670	22,536,392
Electronic Arts, Inc.[1]	292,910	22,190,862
Microsoft Corp.	314,540	16,095,012
Oracle Corp.	607,820	24,878,073
Synopsys, Inc.[1]	178,856	9,672,532
		95,372,871

Technology Hardware, Storage & Peripherals—2.7%
Apple, Inc.	299,270	28,610,212
Western Digital Corp.	199,180	9,413,247
		38,023,459

Materials—3.1%
Chemicals—1.7%
Albemarle Corp.	94,390	7,486,071
Eastman Chemical Co.	136,910	9,296,189
Mosaic Co. (The)	101,960	2,669,313

12 OPPENHEIMER EQUITY FUND

	Shares	Value
Chemicals (Continued)
Sherwin-Williams Co. (The)	19,640	$5,767,679
		25,219,252

Construction Materials—0.5%
Vulcan Materials Co.	54,990	6,618,596

Metals & Mining—0.6%
Alcoa, Inc.	273,060	2,531,266
Newmont Mining Corp.	141,960	5,553,475
		8,084,741

Paper & Forest Products—0.3%
Louisiana-Pacific Corp.[1]	262,430	4,553,161

Telecommunication Services—1.3%
Diversified Telecommunication Services—0.6%
Verizon Communications, Inc.	151,195	8,442,729

Wireless Telecommunication Services—0.7%
T-Mobile US, Inc.[1]	239,810	10,376,578

	Shares	Value
Utilities—1.7%
Electric Utilities—1.7%
Edison International	300,208	$23,317,155
NextEra Energy, Inc.	7,358	959,483
PG&E Corp.	13,970	892,963
		25,169,601
Total Common Stocks (Cost $1,205,912,665)		1,410,346,786

Investment Company—2.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[2,3] (Cost $33,099,939)	33,099,939	33,099,939

Total Investments, at Value (Cost $1,239,012,604)	100.5%	1,443,446,725
Net Other Assets (Liabilities)	(0.5)	(7,389,323)
Net Assets	100.0%	$1,436,057,402

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	6,964,088	154,671,836	128,535,985	33,099,939

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$33,099,939	$52,659

See accompanying Notes to Financial Statements.

13 OPPENHEIMER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,205,912,665)	$1,410,346,786
Affiliated companies (cost $33,099,939)	33,099,939

1,443,446,725

Cash—foreign currencies (cost $44,838)	44,838

Receivables and other assets:
Investments sold	29,409,469
Dividends	992,454
Shares of beneficial interest sold	149,444
Other	147,406

Total assets	1,474,190,336

Liabilities
Payables and other liabilities:
Investments purchased	35,803,805
Shares of beneficial interest redeemed	1,919,994
Distribution and service plan fees	293,646
Trustees’ compensation	88,947
Shareholder communications	8,425
Other	18,117

Total liabilities	38,132,934

Net Assets	$1,436,057,402

Composition of Net Assets
Par value of shares of beneficial interest	$118,517

Additional paid-in capital	1,214,355,681

Accumulated net investment income	13,843,093

Accumulated net realized gain on investments and foreign currency transactions	3,310,808

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	204,429,303

Net Assets	$1,436,057,402

14 OPPENHEIMER EQUITY FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,321,490,392 and 108,434,869 shares of beneficial interest outstanding)	$12.19

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.93

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,548,490 and 952,052 shares of beneficial interest outstanding)	$11.08

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $69,530,342 and 6,270,844 shares of beneficial interest outstanding)	$11.09

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,484,894 and 1,465,606 shares of beneficial interest outstanding)	$11.93

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $17,003,284 and 1,394,057 shares of beneficial interest outstanding)	$12.20

See accompanying Notes to Financial Statements.

15 OPPENHEIMER EQUITY FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $109,274)	$11,480,556
Affiliated companies	52,659

Interest	2,698

Total investment income	11,535,913

Expenses
Management fees	3,936,160

Distribution and service plan fees:
Class A	1,284,814
Class B	58,730
Class C	345,192
Class R	42,495

Transfer and shareholder servicing agent fees:
Class A	1,441,044
Class B	12,991
Class C	76,666
Class R	18,863
Class Y	18,248

Shareholder communications:
Class A	17,116
Class B	529
Class C	1,388
Class R	260
Class Y	131

Trustees’ compensation	28,959

Borrowing fees	13,310

Custodian fees and expenses	4,532

Other	85,639

Total expenses	7,387,067
Less waivers and reimbursements of expenses	(11,458)

Net expenses	7,375,609

Net Investment Income	4,160,304

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	8,394,300
Foreign currency transactions	(11,184)

Net realized gain	8,383,116

Net change in unrealized appreciation/depreciation on:
Investments	(56,277,020)
Translation of assets and liabilities denominated in foreign currencies	10,076

Net change in unrealized appreciation/depreciation	(56,266,944)

Net Decrease in Net Assets Resulting from Operations	$(43,723,524)

See accompanying Notes to Financial Statements.

16 OPPENHEIMER EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$4,160,304	$9,625,048

Net realized gain	8,383,116	128,211,783

Net change in unrealized appreciation/depreciation	(56,266,944)	(141,476,797)

Net decrease in net assets resulting from operations	(43,723,524)	(3,639,966)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(8,911,182)
Class B	—	—
Class C	—	—
Class R	—	(55,948)
Class Y	—	(149,062)

	—	(9,116,192)

Distributions from net realized gain:
Class A	—	(123,354,896)
Class B	—	(1,391,783)
Class C	—	(7,210,912)
Class R	—	(1,555,576)
Class Y	—	(1,570,159)

	—	(135,083,326)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(57,198,411)	23,098,882
Class B	(3,677,712)	(7,111,601)
Class C	(4,313,771)	5,954,255
Class R	40,177	952,536
Class Y	(1,668,747)	(978,559)

	(66,818,464)	21,915,513

Net Assets
Total decrease	(110,541,988)	(125,923,971)

Beginning of period	1,546,599,390	1,672,523,361

End of period (including accumulated net investment income of $13,843,093 and $9,682,789, respectively)	$1,436,057,402	$1,546,599,390

See accompanying Notes to Financial Statements.

17 OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$12.52	$13.83	$12.33	$9.56	$8.51	$8.83

Income (loss) from investment operations:
Net investment income[2]	0.04	0.09	0.08	0.08	0.10	0.07
Net realized and unrealized gain (loss)	(0.37)	(0.12)	1.50	2.77	1.06	(0.33)

Total from investment operations	(0.33)	(0.03)	1.58	2.85	1.16	(0.26)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.09)	(0.08)	(0.08)	(0.11)	(0.06)
Distributions from net realized gain	0.00	(1.19)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(1.28)	(0.08)	(0.08)	(0.11)	(0.06)

Net asset value, end of period	$12.19	$12.52	$13.83	$12.33	$9.56	$8.51

Total Return, at Net Asset Value[3]	(2.64)%	(0.29)%	12.81%	29.89%	13.60%	(2.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,321,490	$1,418,428	$1,530,051	$1,461,244	$1,237,635	$1,238,188

Average net assets (in thousands)	$1,315,715	$1,501,074	$1,474,806	$1,349,126	$1,274,345	$1,374,779

Ratios to average net assets:[4]
Net investment income	0.63%	0.64%	0.62%	0.75%	1.07%	0.80%
Expenses excluding specific expenses listed below	0.99%	0.98%	0.98%	0.98%	0.97%	0.95%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.99%	0.98%	0.98%	0.98%	0.97%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	0.98%	0.98%	0.98%	0.97%	0.95%

Portfolio turnover rate	44%	57%	53%	114%	58%	50%

18 OPPENHEIMER EQUITY FUND

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.99%
Year Ended December 31, 2015	0.98%
Year Ended December 31, 2014	0.98%
Year Ended December 31, 2013	0.98%
Year Ended December 31, 2012	0.97%
Year Ended December 30, 2011	0.95%

See accompanying Notes to Financial Statements.

19 OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$11.43	$12.75	$11.39	$8.85	$7.86	$8.18

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	(0.02)	(0.02)	(0.01)	0.00[3]	(0.02)
Net realized and unrealized gain (loss)	(0.34)	(0.11)	1.38	2.55	0.99	(0.30)

Total from investment operations	(0.35)	(0.13)	1.36	2.54	0.99	(0.32)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(1.19)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(1.19)	0.00	0.00	0.00	0.00

Net asset value, end of period	$11.08	$11.43	$12.75	$11.39	$8.85	$7.86

Total Return, at Net Asset Value[4]	(3.06)%	(1.07)%	11.94%	28.70%	12.60%	(3.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,549	$14,729	$23,319	$30,275	$31,680	$36,681

Average net assets (in thousands)	$11,843	$18,613	$26,064	$30,565	$34,957	$43,272

Ratios to average net assets:[5]
Net investment income (loss)	(0.18)%	(0.19)%	(0.17)%	(0.13)%	0.04%	(0.22)%
Expenses excluding specific expenses listed below	1.80%	1.79%	1.78%	1.87%	2.12%	2.13%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.80%	1.79%	1.78%	1.87%	2.12%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.79%	1.78%	1.85%	1.98%	1.96%

Portfolio turnover rate	44%	57%	53%	114%	58%	50%

20 OPPENHEIMER EQUITY FUND

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.80%
Year Ended December 31, 2015	1.79%
Year Ended December 31, 2014	1.78%
Year Ended December 31, 2013	1.87%
Year Ended December 31, 2012	2.12%
Year Ended December 30, 2011	2.13%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$11.44	$12.76	$11.40	$8.86	$7.88	$8.19

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	(0.02)	(0.02)	(0.01)	0.01	(0.01)
Net realized and unrealized gain (loss)	(0.34)	(0.11)	1.38	2.56	0.98	(0.30)

Total from investment operations	(0.35)	(0.13)	1.36	2.55	0.99	(0.31)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.01)	(0.01)	0.00
Distributions from net realized gain	0.00	(1.19)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(1.19)	0.00	(0.01)	(0.01)	0.00

Net asset value, end of period	$11.09	$11.44	$12.76	$11.40	$8.86	$7.88

Total Return, at Net Asset Value[3]	(3.06)%	(1.07)%	11.93%	28.73%	12.60%	(3.79)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,530	$76,276	$78,316	$69,267	$54,765	$54,341

Average net assets (in thousands)	$69,983	$78,121	$71,830	$61,431	$56,330	$59,374

Ratios to average net assets:[4]
Net investment income (loss)	(0.17)%	(0.16)%	(0.18)%	(0.08)%	0.13%	(0.15)%
Expenses excluding specific expenses listed below	1.79%	1.78%	1.78%	1.81%	1.92%	1.90%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.79%	1.78%	1.78%	1.81%	1.92%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.78%	1.78%	1.81%	1.92%	1.90%

Portfolio turnover rate	44%	57%	53%	114%	58%	50%

22 OPPENHEIMER EQUITY FUND

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.79%
Year Ended December 31, 2015	1.78%
Year Ended December 31, 2014	1.78%
Year Ended December 31, 2013	1.81%
Year Ended December 31, 2012	1.92%
Year Ended December 30, 2011	1.90%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$12.28	$13.58	$12.11	$9.39	$8.34	$8.64

Income (loss) from investment operations:
Net investment income[2]	0.02	0.05	0.04	0.04	0.06	0.03
Net realized and unrealized gain (loss)	(0.37)	(0.12)	1.47	2.72	1.03	(0.31)

Total from investment operations	(0.35)	(0.07)	1.51	2.76	1.09	(0.28)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)	(0.04)	(0.04)	(0.04)	(0.02)
Distributions from net realized gain	0.00	(1.19)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(1.23)	(0.04)	(0.04)	(0.04)	(0.02)

Net asset value, end of period	$11.93	$12.28	$13.58	$12.11	$9.39	$8.34

Total Return, at Net Asset Value[3]	(2.85)%	(0.53)%	12.49%	29.40%	13.13%	(3.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,485	$17,927	$18,661	$18,653	$19,380	$25,309

Average net assets (in thousands)	$17,231	$18,870	$18,501	$19,954	$23,858	$29,936

Ratios to average net assets:[4]
Net investment income	0.33%	0.34%	0.32%	0.42%	0.62%	0.33%
Expenses excluding specific expenses listed below	1.29%	1.28%	1.28%	1.31%	1.40%	1.41%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.29%	1.28%	1.28%	1.31%	1.40%	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.28%	1.28%	1.31%	1.40%	1.41%

Portfolio turnover rate	44%	57%	53%	114%	58%	50%

24 OPPENHEIMER EQUITY FUND

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.29%
Year Ended December 31, 2015	1.28%
Year Ended December 31, 2014	1.28%
Year Ended December 31, 2013	1.31%
Year Ended December 31, 2012	1.40%
Year Ended December 30, 2011	1.41%

See accompanying Notes to Financial Statements.

25 OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$12.52	$13.83	$12.33	$9.56	$8.50	$8.82

Income (loss) from investment operations:
Net investment income[2]	0.05	0.11	0.11	0.11	0.11	0.08
Net realized and unrealized gain (loss)	(0.37)	(0.12)	1.50	2.77	1.06	(0.32)

Total from investment operations	(0.32)	(0.01)	1.61	2.88	1.17	(0.24)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.11)	(0.11)	(0.11)	(0.08)
Distributions from net realized gain	0.00	(1.19)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(1.30)	(0.11)	(0.11)	(0.11)	(0.08)

Net asset value, end of period	$12.20	$12.52	$13.83	$12.33	$9.56	$8.50

Total Return, at Net Asset Value[3]	(2.56)%	(0.09)%	13.04%	30.16%	13.82%	(2.75)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,003	$19,239	$22,176	$18,662	$18,969	$31,435

Average net assets (in thousands)	$16,638	$20,119	$19,634	$20,372	$29,733	$50,054

Ratios to average net assets:[4]
Net investment income	0.83%	0.82%	0.81%	0.97%	1.19%	0.93%
Expenses excluding specific expenses listed below	0.79%	0.78%	0.78%	0.75%	0.84%	0.81%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.79%	0.78%	0.78%	0.75%	0.84%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.78%	0.78%	0.75%	0.84%	0.81%

Portfolio turnover rate	44%	57%	53%	114%	58%	50%

26 OPPENHEIMER EQUITY FUND

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.79%
Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.78%
Year Ended December 31, 2013	0.75%
Year Ended December 31, 2012	0.84%
Year Ended December 30, 2011	0.81%

See accompanying Notes to Financial Statements.

27 OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S.

28 OPPENHEIMER EQUITY FUND

2. Significant Accounting Policies (Continued)

dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These

29 OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $3,256,724. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the Fund will not have any capital loss. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

30 OPPENHEIMER EQUITY FUND

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,247,326,671

Gross unrealized appreciation	$214,587,317
Gross unrealized depreciation	(18,467,263)

Net unrealized appreciation	$196,120,054

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

31 OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

32 OPPENHEIMER EQUITY FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

33 OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$188,045,269	$—	$—	$188,045,269
Consumer Staples	111,353,302	—	—	111,353,302
Energy	111,643,776	—	—	111,643,776
Financials	173,495,191	—	—	173,495,191
Health Care	223,729,774	—	—	223,729,774
Industrials	145,056,683	—	—	145,056,683
Information Technology	368,558,133	—	—	368,558,133
Materials	44,475,750	—	—	44,475,750
Telecommunication Services	18,819,307	—	—	18,819,307
Utilities	25,169,601	—	—	25,169,601
Investment Company	33,099,939	—	—	33,099,939

Total Assets	$1,443,446,725	$—	$—	$1,443,446,725

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

34 OPPENHEIMER EQUITY FUND

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

35 OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	1,844,359	$21,806,897	4,390,143	$60,773,578
Dividends and/or distributions reinvested	—	—	10,080,754	126,513,416
Redeemed	(6,661,086)	(79,005,308)	(11,833,366)	(164,188,112)

Net increase (decrease)	(4,816,727)	$(57,198,411)	2,637,531	$23,098,882

Class B
Sold	11,706	$124,312	63,222	$804,379
Dividends and/or distributions reinvested	—	—	120,128	1,376,676
Redeemed	(348,050)	(3,802,024)	(723,508)	(9,292,656)

Net decrease	(336,344)	$(3,677,712)	(540,158)	$(7,111,601)

36 OPPENHEIMER EQUITY FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class C
Sold	384,198	$4,130,051	1,120,782	$14,195,351
Dividends and/or distributions reinvested	—	—	604,018	6,928,094
Redeemed	(780,685)	(8,443,822)	(1,195,058)	(15,169,190)

Net increase (decrease)	(396,487)	$(4,313,771)	529,742	$5,954,255

Class R
Sold	136,596	$1,575,321	370,705	$5,004,318
Dividends and/or distributions reinvested	—	—	127,824	1,572,230
Redeemed	(130,938)	(1,535,144)	(412,314)	(5,624,012)

Net increase	5,658	$40,177	86,215	$952,536

Class Y
Sold	189,947	$2,260,250	493,823	$6,784,776
Dividends and/or distributions reinvested	—	—	125,658	1,575,755
Redeemed	(332,238)	(3,928,997)	(686,538)	(9,339,090)

Net decrease	(142,291)	$(1,668,747)	(67,057)	$(978,559)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$626,147,380	$704,947,983

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5.0 billion	0.48

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the

37 OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A

38 OPPENHEIMER EQUITY FUND

8. Fees and Other Transactions with Affiliates (Continued)

shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor

June 30, 2016	$107,128	$256	$5,300	$3,693	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $11,458 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

39 OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

40 OPPENHEIMER EQUITY FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

41 OPPENHEIMER EQUITY FUND

OPPENHEIMER EQUITY FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Laton Spahr, Vice President
Michael Kotlarz, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

42 OPPENHEIMER EQUITY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

43 OPPENHEIMER EQUITY FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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47 OPPENHEIMER EQUITY FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0420.001.0616 August 23, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)        (1) Not applicable to semiannual reports.

            (2) Exhibits attached hereto.

            (3) Not applicable.

(b)        Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz

Principal Executive Officer

Date:	8/12/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz

Principal Executive Officer

Date:	8/12/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen

Principal Financial Officer

Date:	8/12/2016